POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is the President and a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1999.


                     ______/S/______________________________
                                  Kenneth D. Trumpfheller
                                   President and Trustee



STATE OF  TEXAS                     )
         ---------
                                            )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February, 1999.


                                            Sandra L. LeGrand /S/
                                            Notary Public

                                            My commission expires: 2/4/2001

                                                      POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February, 1999.


                     ___/S/________________________________
                                Steve L. Cobb, Trustee




STATE OF   Colorado                 )
         -----------
                                            )        ss:
COUNTY OF   Adams                   )

         Before me, a Notary Public, in and for said county and state, personally appeared STEVE L. COBB, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 2nd  day of  February, 1999

                                       Janet L.W. Bradbury /S/
                                       Notary Public

                                       My commission expires: 2/25/2002

                                                      POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         WHEREAS, the undersigned is a Trustee of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 2nd day of February, 1999.


                     _____/S/______________________________
                                 Gary E. Hippenstiel, Trustee




STATE OF  Colorado                  )
        --------------
                                            )        ss:
COUNTY OF    Adams                  )

         Before me, a Notary Public, in and for said county and state, personally appeared GARY E. HIPPENSTIEL, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 2nd day of February, 1999.


                                       Janet L.W. BradBury /S/
                                       Notary Public

                                       My commission expires: 2/25/02

                                                      POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

       WHEREAS, the undersigned is the Secretary and the Treasurer of the Trust;

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 9th day of February, 1999.


                                 ___/S/_______________________________
                                              Paul S. Bellany
                                          Secretary and Treasurer




STATE OF  Texas                             )
                                            )        ss:
COUNTY OF   Tarrant                 )

         Before me, a Notary Public, in and for said county and state, personally appeared Paul Ballany, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February, 1999.

                                      Sandra L. LeGrand
                                      Notary Public

                                      My commission expires: 2/04/01

                                                      POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS:

         WHEREAS, AMERIPRIME INSURANCE TRUST, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

         NOW,  THEREFORE,  the undersigned hereby constitutes and appoints JAMES
R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 9th day of February, 1999.

ATTEST:                                 AMERIPRIME INSURANCE TRUST



       /S/                                 By:
                        ________/S/______________________
Paul S. Bellany, Secretary                    Kenneth D. Trumpfheller, President


STATE OF    TEXAS                   )
         -----------
                                            )        ss:
COUNTY OF  TARRANT                  )

         Before me, a Notary Public, in and for said county and state, personally appeared KENNETH D. TRUMPFHELLER, President and PAUL S. BELLANY, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

         WITNESS my hand and official seal this 9th day of February, 1999.

                                      Sandra L. LeGrand  /S/
                                      Notary Public


                                      My commission expires: 2/04/2001

                                                         CERTIFICATE



         The undersigned, Secretary of AmeriPrime Insurance Trust, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held February 1, 1999, and is in full force and effect:
                  "WHEREAS, AmeriPrime Insurance Trust, a business trust organized under the laws of the State of Ohio (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

                  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."




Dated:       2/9                    , 1999    ___/S/____________________________
        ----------------------------
                                                 PAUL S. BELLANY, Secretary
                                                 AmeriPrime Insurance Trust